Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Penn Octane Corporation (the “Company”) on Form 10-Q for the quarter ending March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Ian T. Bothwell, Acting President and Acting Chief Executive Officer of the Company, and Ian T. Bothwell, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ian T. Bothwell

Ian T. Bothwell, Acting President and Acting
Chief Executive Officer
May 21, 2007

/s/ Ian T. Bothwell

Ian T. Bothwell, Chief Financial Officer
May 21, 2007